UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2023
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Rockley Photonics Holdings Limited
(Exact name of registrant as specified in its charter)
 ____________________________

Cayman Islands	001-40735	98-1644526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3rd Floor 1 Ashley Road Altrincham, Cheshire United Kingdom (Address of principal executive offices)		WA14 2DT (Zip Code)
+44 (0) 1865 292017
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary shares, $0.000004026575398 par value per share	RKLY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	RKLY.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03    Bankruptcy or Receivership.

Voluntary Petition for Reorganization

As previously disclosed, on January 23, 2023, Rockley Photonics Holdings Limited (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 (the “Chapter 11 Case”) of the United States Code in the United States Bankruptcy Court for the Southern District of New York. On January 24, 2023, the Company filed a petition (the “Cayman Petition”) with the Grand Court of the Cayman Islands (the “Cayman Grand Court”) seeking the appointment of joint restructuring officers who will advise the Company in order to facilitate the restructuring transactions to be effectuated in connection with the Chapter 11 Case.

The Company cautions that trading in the Company’s securities (including, without limitation, its common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case.

Additional information about the Chapter 11 Case, court filings and other documents related to the Chapter 11 Case are available on a website administered by the Company’s claims and noticing agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/RockleyPhotonics. The information on this website is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Item 7.01.    Regulation FD Disclosure.

In connection with the Cayman Petition, the Company filed unaudited, unconsolidated management accounts for the Company for the month ending November 30, 2022 with the Cayman Grand Court (the “November Management Accounts”).

The November Management Accounts are based solely on information available to the Company as of the date thereof are unaudited and were not prepared with a view toward public disclosure and should not be relied on by any party for any reason. The November Management Accounts reflect $604.2 million (net) of intercompany receivables, which are uncollectible, have no cash value and are expected to be written off and/or expunged under the Chapter 11 Case, based on the de minimis asset and cash value of the Company and its subsidiaries.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).
99.1	Unconsolidated and Unaudited Management Account of Rockley Photonics Holdings Limited for the month ending November 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockley Photonics Holdings Limited

Date:	January 30, 2023	By:	/s/ Richard A. Meier
		Name:	Richard A. Meier
		Title:	President and Chief Executive Officer